Time charters acquired:	6 Months Ended
Jun. 30, 2018
Amortization of above-market acquired time charter contract to revenues
Time charters acquired:

7. Time charters acquired:

In December 2015, the Partnership acquired from its Sponsor the Lena River, its third Initial Optional Vessel. In connection such acquisition, the Partnership paid an aggregate $240.0 million consideration consisting of (i) the purchase price of the vessel and (ii) the fair value of the favorable time charter contract attached to the vessel. As a result, the Partnership recognized an intangible asset of $20.0 million, which represents the fair value of the time charter acquired, at the time of acquisition.

During both the six months ended June 30, 2018 and 2017, the amortization of the above market acquired time charter related to the acquisition of the Lena River amounted to $3,594 and is included in Voyage revenues in the accompanying unaudited interim condensed consolidated statements of income. As of June 30, 2018 and December 31, 2017, acquired time charter contract accumulated amortization amounted to $18,327 and $14,733, respectively. The unamortized portion of the respective intangible asset as of June 30, 2018 and December 31, 2017, amounting to $1,673 and $5,267, respectively is presented under “Above-market acquired time charter contract” in the accompanying consolidated condensed balance sheets. The unamortized balance as of June 30, 2018, is expected to be amortized to revenues through the third quarter of 2018, the anticipated expiration date of the respective charter contract.